UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 10, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001575686
COMM 2013-CCRE8 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of registrant:  0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York
(State or other jurisdiction of incorporation or organization of the issuing entity)

333-184376-04
(Commission File Number of issuing entity)

46-2900279
46-3185211
46-6886381
(I.R.S. Employer Identification Numbers)

c/o Deutsche Bank Trust Company Americas
as Certificate Administrator
1761 East St. Andrew Place,
Santa Ana CA
(Address of principal executive offices of the issuing entity)

92705
(Zip Code)

(212) 250-2500
(Telephone number, including area code)

(Former name, former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simulaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under teh Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class
None

Trading Symbol(s)
None

Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(240.12b-2 of this chapter).
[ ] Emerging growth company
[ ] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On June 13, 2013, Deutsche Mortgage & Asset Receiving Corporation (the "Registrant") caused the issuance, pursuant to a pooling and servicing agreement, dated as of June 1, 2013 (the "Pooling and Servicing
Agreement"), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association ("Midland"), as master servicer and as special servicer,
U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor of the COMM 2013-CCRE8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the "Certificates"),
which represent, in the aggregate, the entire beneficial ownership in the COMM 2013-CCRE8 Mortgage Trust
(the "Issuing Entity"), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as "The Paramount Building" on Exhibit B to the Pooling and Servicing Agreement
("The Paramount Building Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination ("The Paramount Building Loan Combination") that includes The Paramount Building Mortgage Loan and one other pari passu loan ("The Paramount Building Pari Passu Companion Loan"), which is not an asset of the Issuing Entity. The Paramount Building Loan Combination, including The Paramount Building Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2013
(the "COMM 2013-CCRE9 PSA"), among the Registrant, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland, as special servicer, U.S. Bank National Association, as trustee, Deutsche Bank
Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender
Services LLC, as operating advisor, relating to the COMM 2013-CCRE9 Mortgage Trust securitization transaction into which The Paramount Building Pari Passu Companion Loan was deposited.  The Paramount Building Mortgage
Loan represented 5.8% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 3.22 of the COMM 2013-CCRE9 PSA, the Directing Holder (as defined in the COMM 2013-CCRE9
PSA), has the right, for so long as no Control Termination Event (as defined in the COMM 2013-CCRE9 PSA), has occurred or is continuing, to terminate the existing special servicer at any time, with or without cause, and appoint a successor special servicer.  A copy of the COMM 2013-CCRE9 PSA was filed as Exhibit 4.3 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on February 5, 2014.

In accordance with Section 7.2 of the COMM 2013-CCRE9 PSA, the current Directing Holderunder the COMM
2013-CCRE9 PSA, removed Midland as special servicer and appointed LNR Partners, LLC, a Florida limited liability company ("LNR"), as the replacement special servicer under the COMM 2013-CCRE9
PSA. The removal of Midland as special servicer and appointment of LNR as replacement special servicer under the COMM 2013-CCRE9 PSA is effective as of January 10, 2020 (the "Effective Date").

This Form 8-K is being filed to record that, effective as of January 10, 2020, The Paramount Building Loan
Combination, including The Paramount Building Mortgage Loan included in the Issuing Entity, is being serviced pursuant to the COMM 2013-CCRE9 PSA and will be specially serviced, if necessary, by LNR as special servicer under the COMM 2013-CCRE9 PSA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation
(Depositor)

/s/ Natalie Grainger
Name:  Natalie Grainger
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director

Date:    Janaury 14, 2020